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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 11, 1999

                            MIRACOR DIAGNOSTICS, INC.
             (Exact name of registrant as specified in its charter)



     Utah                           0-12365                      58-1475517
--------------------------------------------------------------------------------
(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
formation)


         9191 Towne Center Drive, Suite 420, San Diego, California 92122
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (858) 455-7127




                        MEDICAL DEVICE TECHNOLOGIES, INC.
          (Former name or former address, if changed since last report)


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                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

Item 1.      Changes in Control of Registrant
             Not Applicable

Item 2.      Acquisition or Disposition of Assets
             Not Applicable

Item 3.      Bankruptcy or Receivership
             Not Applicable

Item 4.      Changes in Registrant's Certifying Accountant
             Not Applicable

Item 5.      Other Events
             The Registrant has filed Articles of Amendment to change its name to MIRACOR DIAGNOSTICS, INC. The new trading symbol will be MRDG. The Registrant continues to trade on the NASD Bulletin Board.

Item 6.      Resignation of Registrant's Directors
             Not Applicable

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits Not Applicable

Item 8.      Change of Fiscal Year
             Not Applicable

Item 9.      Sales of Equity Securities Pursuant to Regulation S
             Not Applicable


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.

MIRACOR DIAGNOSTICS, INC.


By:/s/ M. Lee Hulsebus
   ---------------------------------------------
       M. Lee Hulsebus, Chief Executive Officer

Dated: October 11, 1999